EXHIBIT 10.ee

                                                     LOAN AND SECURITY AGREEMENT
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         THIS LOAN AND SECURITY AGREEMENT (this "Agreement" or "Security
Agreement") dated effective as of December 4, 1998, is made by and between AZURE INVESTMENTS, INC., a Panama corporation, having its registered office at c/o Galindo Lopez & Arias, Scotia Plaza, Federico Boyd Ave., No. 18 & 51 Street, P.O. Box 8629, Panama 5, Rep. of Panama, and its notice address at c/o New Commodore Cruise Lines Limited, 4000 Hollywood Boulevard, Suite 385-S, South Tower, Hollywood, Florida 33021 (the "Borrower"), and KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC. and assigns, having an office at 54 State Street, Albany, New York 12207 ("KCL" or "Lender").

                               W I T N E S S E T H

         1. DEFINITIONS. Unless the context otherwise requires, as used in this Agreement, the following terms shall have the respective meanings indicated below and shall be equally applicable to both the singular and the plural forms thereof. Capitalized terms not otherwise defined herein shall have the meaning given in the Loan Documents.

                  (a) "ALTERATION" shall have the meaning specified in Section 8 hereof.

                  (b) "APPLICABLE LAW" shall mean all applicable federal, state, local and foreign laws, ordinances, judgments, decrees, injunctions, writs, rules, regulations, orders, licenses and permits of any Governmental Authority.

                  (c) "AUTHORIZED SIGNER" shall mean any officer of Borrower, set forth on an incumbency certificate (in form and substance satisfactory to KCL) delivered by Borrower to KCL, who is authorized and empowered to execute the Loan Documents.

                  (d) "BAREBOAT CHARTER" shall mean the Bareboat Charter dated July 14, 1995 between Borrower and Bareboat Charterer.

                  (e) "BAREBOAT CHARTERER" shall mean New Commodore Cruise Lines Limited.

                  (f) "COLLATERAL SCHEDULE" shall mean each collateral schedule now or hereto and made a part hereof, in substantially the form of Schedule
1 hereto.

                  (g) "COLLATERAL" shall mean the Vessel and any and all substitutions, replacements or exchanges therefor, and any and all proceeds (both cash and non-cash) receivable or received from the sale, lease, license, collection, use, exchange or other disposition of the Collateral, including insurance proceeds, thereof (including, without limitation, claims of the Borrower against third parties for Loss or Damage to any such collateral) and any additional items set forth in the Collateral Schedule.

                  (h) "CURRENT ASSETS" shall mean the gross book value of all assets that are expected to be realized in cash or sold or consumed during a normal operating cycle or within one year, including, without limitation, cash, cash equivalents, accounts and notes receivable, and inventories, but excluding prepaid expenses.

                  (i) "CURRENT LIABILITIES" shall mean all debt and other obligations that are to be paid by use of Current Assets during a normal operating cycle or within one year, including, without limitation, deposits received, advance payments, trade acceptances, accrued expenses, notes payable,

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                                                     LOAN AND SECURITY AGREEMENT
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short-term bank loans, current maturities of long term debt and capital leases, accrued and deferred income taxes, and any reserves against assets.

                  (j) "DEBT SERVICE COVERAGE RATIO" shall mean the ratio of (1) the sum of net income before taxes, interest expense, depreciation, amortization and other non-cash expenses, excluding any extraordinary gains or losses, to (2) the sum of interest expense, current maturities of long term debt and capital lease obligations.

                  (k) "DEFAULT RATE" shall mean an annual interest rate equal to the lesser of the Prime Rate plus five percent (5%) per annum or the maximum interest rate permitted by Applicable Law.

                  (l) "DEFAULT" shall mean any event or condition that, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

                  (m) "EVENT OF DEFAULT" shall have the meaning specified in
Section 18 hereof.

                  (n) "FEE" shall mean a loan fee equal to one and one-half percent (1.5%) of the amount advanced by KCL to Borrower.

                  (o) "FIRST PREFERRED MARINE MORTGAGE" shall mean a preferred marine mortgage executed by Borrower covering the Vessel, in form and substance satisfactory to KCL.

                  (p) "GAAP" shall have the meaning specified in Section 24 hereof.

                  (q) "GOVERNMENTAL ACTION" shall mean all authorizations, consents, approvals, waivers, filings and declarations of any Governmental Authority, including, without limitation, those environmental and operating permits required for the ownership, lease, use and operation of the Vessel.

                  (r) "GOVERNMENTAL AUTHORITY" shall mean any foreign, federal, state, county, municipal or other governmental authority, agency, board or court.

                  (s) "GUARANTOR" shall mean Commodore Holdings Limited and any guarantor of the Secured Obligations.

                  (t) "GUARANTY" shall mean a guaranty agreement in favor of KCL executed by Guarantor, in form and substance satisfactory to KCL.

                  (u) "INSTALLMENT(S)" shall mean the periodic payments due to repay the Note, and, where the context hereof requires, all such additional amounts as may from time to time be payable under any provision of the Loan Documents.

                  (v) "LEVERAGE RATIO" shall mean the ratio of Total Liabilities to Tangible Net Worth.

                  (w) "LIABILITY" shall have the meaning set forth in Section 20 hereof.

                  (x) "LIEN" shall mean all mortgages, pledges, security interests, liens, encumbrances, claims or other charges of any kind whatsoever, except the security interest of KCL created by this Agreement and Permitted Maritime Liens.

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                  (y) "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note, the First Preferred Marine Mortgage, and all other documents prepared by KCL and now or hereafter executed in connection herewith or therewith.

                  (z) "LOSS OR DAMAGE" shall mean any loss, theft, destruction, disappearance or any condemnation, EXPROPRIATION or requisition of or damage to the Vessel or any material part of the Vessel.

                  (aa) "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the condition, financial or otherwise, or the earnings, position, properties, business or results of operations of Borrower, Guarantor, and affiliates of the Guarantor on a consolidated basis, taken as a whole.

                  (bb) "NOTE" shall mean that certain Promissory Note in the original principal amount of Ten Million Dollars ($10,000,000) executed in connection herewith, together with any extensions, modifications, renewals, refinancings or other restructurings thereof.

                  (cc) "PERMITTED MARITIME LIENS" shall mean any seaman's wage liens (including those of masters) for wages, maintenance and cure, salvage and general average liens, stevedore's wages, tort liens (including personal injury and death) and liens for necessaries, all of the foregoing liens which are either unclaimed or covered by insurance (other than, and after giving effect to, any deductibles that the Borrower may have on such insurance); PROVIDED, THAT, once any such lien is claimed, the Borrower shall be permitted to contest any such lien in good faith by appropriate action promptly initiated and diligently conducted, if (i) such reserve as shall be required by GAAP shall be made therefore, or (ii) the Borrower shall have arranged for a bond or insurance (other than, and after giving effect to, any deductibles that the Borrower may have on such insurance) related to such lien in a manner that is satisfactory to KCL in accordance with law and it does not involve any risk of the sale of the Vessel.

                  (dd) "PRIME RATE" shall mean as of the date of determination the prime rate announced in THE WALL STREET JOURNAL, published on such date.

                  (ee) "SECURED OBLIGATIONS" means all of the following obligations of Borrower, whether direct or indirect, absolute or contingent, matured or unmatured, originally contracted with KCL or another party, and now or hereafter owing to or acquired in any manner partially or totally by KCL or in which KCL may have acquired a participation, contracted by Borrower alone or jointly or severally: (1) any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms, and conditions of whatever kind, now existing or hereafter arising, and however evidenced, that are now or hereafter owed, incurred or executed by Borrower to, in favor of, or with KCL (including, without limitation, those as are set forth or contained in, referred to, evidenced by, or executed with reference to the Loan Documents, any letter of credit agreements, advance agreements, indemnity agreements, guaranties, lines of credit, mortgage deeds, security agreements, assignments, pledge agreements, hypothecation agreements, instruments, and acceptance financing agreements), and including any partial or total extension, restatement, renewal, amendment, and substitution thereof or therefor; (2) any and all claims of whatever kind of KCL against Borrower, now existing of hereafter arising, including, without limitation, any arising out of or in any way connected with warranties made by Borrower to KCL in connection with any instrument purchased by KCL; (3) any and all indebtedness of Borrower under the SWAP Agreement; and (4) any and all of KCL's fees, costs and expenses related to the foregoing.

                  (ff) "SPACE CHARTER" shall mean the Space Charter dated October 30, 1995 between Bareboat Charterer and Space Charterer.

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                  (gg) "SPACE CHARTERER" shall mean Seawise Foundation, Inc.

                  (hh) "SUBORDINATION AGREEMENT" shall mean the Subordination and Non-Disturbance Agreement of even date herewith among KCL, Borrower, Bareboat Charterer, Time Charterer and Space Charterer.

                  (ii) "SWAP AGREEMENT" shall mean that certain ISDA Master Agreement dated as of December 4,1998 (as amended, renewed or otherwise modified from time to time), in which Borrower and KCL have agreed, among other things, to provide Borrower with interest rate swap contracts in connection with interest rate fluctuations in the Note.

                  (jj) "TANGIBLE NET WORTH" shall mean (1) the gross book value of all assets, excluding goodwill, patents, trademarks, licenses, trade names, organizational expenses, treasury stock, unamortized debt discount and expense, deferred research and developmental costs, and other like intangibles, less (2) Total Liabilities.

                  (kk) "TERM" shall mean the term of the Note.

                  (ll) "TIME CHARTER" shall mean the Time Charter dated October 30, 1995 between Bareboat Charterer and Time Charterer.

                  (mm) "TIME CHARTERER" shall mean Sea-Comm, Ltd.

                  (nn) "TOTAL LIABILITIES" shall mean all debt and other obligations, including, without limitation, Current Liabilities and long term debt (including, without limitation, term loans, bond issuances, debentures or notes, capital leases and deferred credit).

                  (oo) "UCC" shall have the meaning set forth in Section 18 hereof. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meaning assigned to them in the UCC.

                  (pp) "UPGRADE" shall have the meaning specified in Section 10 hereof.

                  (qq) "VESSEL" shall mean the vessel UNIVERSE EXPLORER, Registration No. 14064-84-G registered under the laws of the Republic of Panama.

         2. LOAN. Subject to the terms and conditions hereof and in reliance upon each of Borrower's representations and warranties contained herein, KCL agrees to lend to Borrower an amount not to exceed $10,000,000 U.S. Time is of the essence.

                  (a) Subject to the terms and conditions hereof, KCL shall advance the Loan to the Borrower on the Funding Date by paying the proceeds thereof as follows:

                      (i)    To KCL in payment of the Fee;

                      (ii) To holders of existing liens against the Vessel in satisfaction of such liens and claims of lien;

                      (iii)  The balance to Borrower; and

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                      (iv)   Borrower unconditionally and irrevocably authorized
                             KCL to make such payments on its behalf.

                  (b) NOTE. The Loan shall be evidenced by the Note. Each installment of principal and interest shall be due and payable in accordance with the terms of the Note.

         3. CONDITIONS TO BORROWING. In addition to any other requirements set forth herein, the obligation of KCL to fund the Loan is subject to the prior fulfillment (or waiver, in KCL's sole discretion) of each of the following conditions precedent:

                  (a) KCL shall have received this Agreement executed by Borrower;

                  (b) Borrower shall have executed and delivered to KCL the
Note in the original principal amount of $10,000,000;

                  (c) Borrower shall have executed and delivered to KCL the First Preferred Marine Mortgage;

                  (d) KCL shall have received, in recordable form, an executed satisfaction of the mortgage on the Vessel held by Merita Bank, PLC.

                  (e) The First Preferred Marine Mortgage shall have been provisionally registered with the Panama Public Registry and shall be a first priority maritime lien on the Vessel;

                  (f) KCL shall have received the Guaranty executed by Guarantor;

                  (g) KCL shall have received the Subordination Agreement duly executed by Bareboat Charterer, Time Charterer and Space Charterer in form and substance acceptable to KCL;

                  (h) KCL shall have received the Fee;

                  (i) Borrower shall have paid KCL's fees and disbursements ("Costs") limited in the aggregate to $50,000;

                  (j) KCL shall have received the legal opinions of counsel of Borrower and the Guarantor, in each case in form and substance satisfactory to KCL; and

                  (k) KCL shall have received satisfactory evidence with respect to insurances required to be maintained by Borrower with respect to the Vessel.

         4. GRANT OF SECURITY INTEREST IN THE VESSEL. In consideration of one or more loans, advances, interest rate swap agreements or other financial accommodations at any time before, at or after the date hereof, made or extended by KCL to or for the account of the Borrower, directly or indirectly, as principal, guarantor or otherwise and to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, the Borrower hereby pledges, assigns, transfers, hypothecates to KCL and grants to KCL a security interest in, and acknowledges and agrees that this Agreement shall create a continuing security interest in, all of Borrower's right, title and interest in and to the Collateral.

         The Secured Obligations of the Borrower are absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any right of set-off, counterclaim, deduction,


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defense or other right which the Borrower may have for any reason against any vendor, supplier, manufacturer, KCL or any other party. All obligations of Borrower hereunder shall survive the expiration, cancellation or other termination of this Agreement.

         5. RESERVED.

         6. PAYMENTS. Borrower shall pay the Note on the terms set forth therein. All Installments shall be payable when due whether or not Borrower has received any additional notice that such Installments are due. All Installments shall be paid to KCL at P.O. Box 1865, Albany, New York 12201-1865, or as otherwise directed by KCL in writing.

         7. INSPECTION. Borrower shall maintain possession and control of the Vessel at all times, subject to the Bareboat Charter, the Time Charter and the Space Charter. KCL shall have the right to inspect the Vessel at any reasonable time. Borrower will promptly give written notice to KCL of any change in the identity or flag the Vessel which might require new filings or other action to assure continued perfection of the security interest of KCL granted hereby.

         8. USE: ALTERATIONS. Borrower shall use the Vessel only in the course of its business for commercial purposes (and shall not permanently discontinue use of the Vessel), and in compliance with Applicable Law and the requirements of any applicable insurance policies, and only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. Borrower shall comply with all Applicable Law with respect to the Vessel. Borrower shall immediately notify KCL in writing of any existing, pending or threatened investigation, inquiry, claim or action by any Governmental Authority in connection with any Applicable Law or Governmental Action which could adversely affect the value of the Vessel or the perfection or priority of the security interest of KCL in the Collateral. Borrower shall not make any material alterations, additions, modifications or improvements (each, an "Alteration") to the Vessel without KCL's prior written consent, provided that Borrower, at its own expense, shall make Alterations as may be required from time to time to meet the requirements of Applicable Law or Governmental Action. All such Alterations immediately, and without further act, shall be deemed to constitute the Collateral and fully be subject to the security interest granted to KCL hereunder.

         9. REPAIRS AND MAINTENANCE. Borrower, at Borrower's own cost and expense, shall (a) keep the Vessel in good repair, operating condition and working order and in compliance with the Vessel's classification society's requirements for a vessel of its class. Any replacement part shall be free and clear of all Liens except Permitted Maritime Liens and upon installation, attachment or incorporation in, on or into such Vessel, such replacement part immediately, and without further act, shall be deemed to constitute the Collateral and fully be subject to the security interest granted to KCL hereunder. If KCL repossesses the Vessel pursuant to its rights under this Agreement and/or the First Preferred Marine Mortgage and at that time, in the opinion of KCL, the Vessel fails to meet the standards set forth above, Borrower agrees to pay on demand all costs and expenses incurred in connection with repairing or restoring the Vessel so as to meet such standards.

         10. VESSEL UPGRADES/ATTACHMENTS. In addition to the requirements of
Section 9 hereof, Borrower, at its own expense, may from time to time add or install upgrades or attachments (each, an "Upgrade") to the Vessel; provided, that such Upgrades are readily removable without causing material damage to the Vessel, and do not materially adversely affect the fair market value of the Vessel. Any such Upgrades shall be owned by Borrower, shall become subject to the security interest created by this Agreement and shall be kept free and clear of all Liens so long as attached to the Vessel.

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                                                     LOAN AND SECURITY AGREEMENT
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         11. CHARTER AND ASSIGNMENT.

                  (A) WITHOUT KCL'S PRIOR WRITTEN CONSENT, BORROWER SHALL NOT
(i) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF, THE VESSEL OR ANY INTEREST THEREIN, OR ASSIGN OR DELEGATE ITS RIGHTS OR OBLIGATIONS UNDER THE LOAN DOCUMENTS, OR (ii) CHARTER, EXCEPT IN THE ORDINARY COURSE OF BUSINESS, OR LEND THE VESSEL TO, OR PERMIT THE VESSEL TO BE USED BY, ANYONE OTHER THAN BORROWER; PROVIDED, HOWEVER, THAT KCL CONSENTS TO USE BY, AND CHARTER TO, THE BAREBOAT CHARTERER UNDER THE BAREBOAT CHARTER, AND THE TIME CHARTERER UNDER THE TIME CHARTER, AND THE SPACE CHARTERER UNDER THE SPACE CHARTER.

                  (B) KCL, at any time with or without notice to Borrower, may sell, transfer, grant participations in, assign and/or grant a security interest in any or all of KCL's right, title and interest in and to the Loan Documents, or in KCL's security interest in the Vessel. In any such event, any such purchaser, transferee, assignee or secured party shall have and may exercise all of KCL's rights hereunder or thereunder and BORROWER SHALL NOT ASSERT AGAINST ANY SUCH PURCHASER, TRANSFEREE, ASSIGNEE OR SECURED PARTY ANY DEFENSE, COUNTERCLAIM OR OFFSET THAT BORROWER MAY HAVE AGAINST KCL. Borrower agrees that upon written notice to Borrower of any such sale, transfer, assignment and/or security interest, Borrower shall acknowledge receipt thereof in writing and shall comply with the reasonable directions and demands of such purchaser, transferee, assignee or secured party.

                  (C) Subject to the foregoing, all covenants and agreements contained herein shall be binding upon, and inure to the benefit of, KCL and its successors and assigns and Borrower and its successors and permitted assigns.

         12. LOSS OF OR DAMAGE TO VESSEL. In the event of Loss of the Vessel or loss or material Damage to a material part of the Vessel, Borrower shall immediately notify KCL of same and, at the option of KCL, as specified in a notice from KCL to Borrower, Borrower shall within thirty (30) days following such Loss or Damage: (1) place the Vessel in good condition and repair, in accordance with the terms hereof; (2) replace such part of the Vessel with a replacement part in as good condition and repair, and remaining useful life as the replacement part and with the same or better fair market value as such replaced part immediately preceding the Loss or Damage (assuming that such replaced part was in the condition required by this Agreement), which replacement part shall immediately, and without further act, be deemed to constitute Collateral and be fully subject to this Agreement as if originally pledged as Collateral hereunder and shall be free and clear of all Liens except for Permitted Maritime Liens; or (3) in the event of a loss of the Vessel or damage to such an extent that makes repair uneconomical, or makes the Vessel unfit for normal use without repairs that, in the reasonable judgement of KCL, would not be commercially reasonable to make, pay to KCL all unpaid Installments and other charges due, together with accrued interest on such amount.

         Upon KCL's receipt of the payment required under clause (3) above, KCL shall release its security interest in the Collateral. If Borrower replaces a part of the Vessel pursuant to clause (2) above, such replacement shall be deemed to constitute the Collateral and be fully subject to this Agreement and the security interest granted to KCL hereunder, as if originally pledged hereunder. If Borrower fails to either restore or replace the Vessel pursuant to clauses (1) or (2) above, respectively, Borrower shall make the payment under clause (3) above.

         13. INSURANCE.

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                  (a) Borrower, at Borrower's own cost and expense, shall
maintain (1) hull and machinery and increased value insurance against all risks of physical loss or damage to the Vessel in a combined amount not less than 120% of the outstanding amount due under the Note and (2) protection and indemnity insurance coverage with an insurer or club reasonably acceptable to KCL.

                  (b) All insurance policies required hereunder shall (1) require 30 days' prior written notice to KCL of cancellation or material change in coverage (any such cancellation or change, as applicable, not being effective until the thirtieth (30th) day after the giving of such notice); (2) name "KeyCorp and its subsidiaries and affiliated companies, including KeyCorp Leasing, a Division of Key Corporate Capital Inc." as loss payee under the hull and machinery and increased value insurance policies; (3) not require contributions from other policies held by KCL; (4) waive any right of subrogation against KCL; (5) in respect of any liability of KCL, except for the insurers' salvage rights in the event of a Loss or Damage, waive the right of such insurers to set-off, to counterclaim or to any other deduction, whether by attachment or otherwise, to the extent of any monies due KCL under such policies; (6) not require that KCL pay or be liable for any premiums with respect to such insurance covered thereby; (7) be in full force and effect throughout any geographical areas at any time traversed by the Vessel; and (8) contain breach of warranty provisions providing that, in respect of the interests of KCL in such policies, the insurance shall not be invalidated by any action or inaction of Borrower or any other person (other than KCL) and shall insure KCL regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Borrower or by any other person (other than KCL). Prior to funding the Note, and thereafter not less than 15 days prior to the expiration dates of the expiring policies theretofore delivered pursuant to this Section, Borrower shall deliver to KCL duplicate originals of all policies (or in the case of blanket policies, certificates thereof issued by the insurers thereunder) for the insurance maintained pursuant to this Section.

                  (c) Proceeds of insurance in excess of $500,000 with respect to physical loss or damage to the Vessel shall be applied, at the option of KCL, to repair or replace the Vessel or to reduce or satisfy (as applicable) the Secured Obligations.

         14. TAXES. Borrower shall pay when due any and all taxes, fees, levies, imposts, duties, assessments and public and private charges levied or assessed on or with respect to the Vessel, on the use thereof, or on this Agreement or any of the other Loan Documents.

         15. KCL'S RIGHT TO PERFORM FOR BORROWER. If Borrower fails to perform any of its obligations contained in the Loan Documents, KCL may (but shall not be obligated to) itself perform such obligations, and the amount of the reasonable costs and expenses of KCL incurred in connection with such performance, together with interest on such amount from the date paid by KCL until the date repaid by Borrower to KCL, at the Default Rate, shall be payable by Borrower to KCL upon demand. No such performance by KCL shall be deemed a waiver of any rights or remedies of KCL, or be deemed to cure the default of Borrower hereunder. All such sums and amounts so expended by KCL shall be repayable by the Borrower immediately without notice or demand, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate.

         16. DELINQUENT PAYMENTS; INTEREST. If Borrower fails to pay any of the Installments within five (5) business days after the date when the same becomes due, Borrower shall pay to KCL a late charge equal to five percent (5%) of such delinquent amount. Such late charge shall be payable by Borrower upon demand by KCL and shall be deemed part of the Secured Obligations. In no event shall such late charge exceed the maximum amounts permitted under Applicable Law.

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         17. PERSONAL PROPERTY; LIENS; WARRANTY OF TITLE. The Borrower is, and
will continue to be, the sole owner of the Vessel, free from any Lien except Permitted Maritime Liens, but subject to the rights of the Bareboat Charterer pursuant to the Bareboat Charter, the Time Charterer pursuant to the Time Charter and the Space Charterer pursuant to the Space Charter. Borrower shall at all times keep the Vessel free and clear from all Liens except Permitted Maritime Liens. Borrower shall (i) give KCL immediate written notice of any Lien on the Collateral except Permitted Maritime Liens, (ii) promptly, at Borrower's sole cost and expense, take such action as may be necessary to discharge any such Lien except Permitted Maritime Liens, and (iii) indemnify and hold KCL, on an after-tax basis, harmless from and against any loss or damage caused by any such Lien except Permitted Maritime Liens. Borrower warrants that it has good, valid and marketable title to the Vessel, and that (i) the security interest in the Vessel granted to KCL hereunder, when properly perfected by filing, shall constitute a valid and perfected first priority security interest in the Vessel and, (ii) the Vessel is not subject to, and Borrower will not grant or permit to exist, any Liens except Permitted Maritime Liens or claims on or against the Collateral, whether senior, superior, junior, subordinate or equal to the security interest granted to KCL hereby, or otherwise.

         18. EVENTS OF DEFAULT; REMEDIES

                  (a) As used herein, the term "Event of Default" shall mean any of the following events: (1) Borrower fails to pay any Installment within ten
(10) business days after the same becomes due and payable; (2) Borrower breaches any of its other obligations under any of the Loan Documents and fails to cure the same within thirty (30) days after written notice thereof, or fails to diligently undertake to cure any such breach that cannot be cured within 30 days; (3) any dissolution, termination of existence, merger, consolidation, change in controlling ownership of Borrower or Guarantor where Borrower or Guarantor, as the case may be, is not the surviving entity, or if Borrower or Guarantor is a natural person, the death or incompetence of Borrower or Guarantor; (4) Borrower or any Guarantor fails to pay its debts generally as they become due or becomes insolvent or makes an assignment for the benefit of its creditors; (5) a receiver, trustee, conservator or liquidator of Borrower or any Guarantor or of all or a substantial part of Borrower's or such Guarantor's assets is appointed with or without the application or consent of Borrower or such Guarantor, respectively; (6) a petition is filed by or against Borrower or any Guarantor under any bankruptcy, insolvency or similar legislation, and in the case of an involuntary petition, such petition is not dismissed within 60 days thereafter; (7) Borrower or any Guarantor materially violates or fails to perform any provision of either the Loan Documents or any other material loan, lease or credit agreement or any acquisition or purchase agreement with KCL or any other party, which violation or failure results in a Material Adverse Effect; (8) Borrower violates or fails to perform in any material respect any covenant or representation made by Borrower in the Loan Documents; (9) any representation or warranty made herein or in any of the Loan Documents, certificates, financial statements or other statements furnished to KCL (or KCL's parent, subsidiaries or affiliates) shall prove to be false or misleading in any material respect as of the date on which the same was made; (10) there is a Material Adverse Effect; (11) Borrower shall fail to satisfy any final judgment rendered against the Borrower by any court of competent jurisdiction where such failure results in a Material Adverse Effect; (12) the liens on the Vessel created or granted hereby, or intended to be granted or created hereby, to KCL shall fail to be valid, first priority perfected liens subject to no prior or equal lien, except Permitted Maritime Liens; (13) Borrower shall be in default of the Swap Agreement, or (14) an additional Lien other than a Permitted Maritime Lien attaches to the Vessel or the Vessel becomes subject to imminent risk of seizure or forfeiture.

                  (b) (i) Upon the occurrence of an Event of Default, KCL, at its option, may declare any or all of the Secured Obligations, including, without limitation, the Note, to be immediately due and payable, without demand or notice to Borrower or any Guarantor. The obligations and liabilities

                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the Default Rate. Should there occur a Default and if a voluntary or involuntary petition (which has not been dismissed within 60 days after filing) under the United States Bankruptcy Code is filed by or against Borrower while such Default remains uncured, the Secured Obligations automatically shall be accelerated and due and payable and interest thereon at the Default Rate automatically shall apply as of the date of the first occurrence of the Default, without any notice, demand or action of any type on the part of KCL (including any action evidencing the acceleration or imposition of the Default Rate). The fact that KCL has, prior to the filing of the voluntary or involuntary petition under the United States Bankruptcy Code, acted in a manner which is inconsistent with the acceleration and imposition of the Default Rate shall not constitute a waiver of this provision or estop KCL from asserting or enforcing KCL's rights hereunder.

                  (ii) Furthermore, upon the occurrence of an Event of Default, KCL shall have the rights and remedies provided herein, in the other Loan Documents and by law, the rights and remedies of a secured party under the Uniform Commercial Code under the laws of the State of New York (the "UCC") (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further KCL may do any one or more of the following as KCL in its sole discretion may elect, with or without judicial process or the aid and assistance of others: (i) prepare for sale and sell or otherwise dispose of the Vessel, (ii) require the Borrower to make available to KCL at Borrower's expense the Vessel at any place and time reasonably designated by KCL, (iii) arrest the Vessel at any port for the purpose of effecting sale or other disposition thereof, (iv) without demand and without advertisement, notice, hearing or process of law, all of which the Borrower hereby waives, at any place and time or times, sell and deliver the Vessel and any of the Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as KCL deems advisable, in its sole discretion, or (v) charter all or any portion of the Vessel on such terms and conditions as KCL in its sole discretion may determine. In addition to all other sums due KCL hereunder, the Borrower shall pay KCL all reasonable costs and expenses incurred by KCL, including reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of Secured Obligations, or in the prosecution or defense of any action or proceeding by or against KCL or the Borrower concerning any matter arising out of or connected with the Loan Documents, the Collateral or the Secured Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code.

                  (iii) BORROWER'S WAIVERS REGARDING DISPOSITION OF THE VESSEL. IF AN EVENT OF DEFAULT OCCURS, BORROWER HEREBY WAIVES ANY DEFENSES, RIGHTS, OFFSETS OR CLAIMS AGAINST KCL ARISING OUT OF THE REPOSSESSION, RETENTION, SALE, MANNER OR METHOD OF SALE OR DISPOSITION OF ANY COLLATERAL. THE BORROWER AGREES THAT ANY REQUIREMENT OF REASONABLE NOTICE SHALL BE MET IF SUCH NOTICE IS PERSONALLY SERVED ON OR MAILED, POSTAGE PREPAID, TO THE BORROWER IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREOF AT LEAST 10 BUSINESS DAYS BEFORE THE TIME OF SALE OR OTHER EVENT GIVING RISE TO THE REQUIREMENT OF SUCH NOTICE. KCL SHALL NOT BE OBLIGATED TO MAKE ANY SALE OR OTHER DISPOSITION OF THE VESSEL REGARDLESS OF NOTICE HAVING BEEN GIVEN. KCL MAY BE THE PURCHASER AT ANY SUCH SALE. THE BORROWER HEREBY WAIVES ALL OF ITS RIGHTS OF REDEMPTION FROM ANY SUCH SALE. KCL MAY POSTPONE OR CAUSE THE POSTPONEMENT OF THE SALE OF ALL OR ANY PORTION OF THE COLLATERAL BY ANNOUNCEMENT AT THE TIME AND PLACE OF SUCH SALE, AND SUCH SALE MAY, WITHOUT FURTHER NOTICE, BE MADE AT THE TIME AND PLACE TO WHICH THE SALE WAS POSTPONED. NONE OF KCL'S RIGHTS OR REMEDIES HEREUNDER ARE INTENDED TO BE EXCLUSIVE OF, BUT EACH SHALL BE CUMULATIVE AND IN ADDITION TO, ANY

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                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

OTHER RIGHT OR REMEDY REFERRED TO HEREUNDER OR OTHERWISE AVAILABLE TO KCL OR ITS ASSIGNS AT LAW OR IN EQUITY, AND MAY BE PURSUED SINGLY, SUCCESSIVELY OR CONCURRENTLY AT THE SOLE DISCRETION OF KCL AND MAY BE EXERCISED AS OFTEN AS OCCASION THEREFOR SHALL OCCUR. THE FAILURE TO EXERCISE, OR ANY DELAY IN THE EXERCISE OF, ANY RIGHT OR REMEDY SHALL IN NO EVENT BE CONSTRUED AS A WAIVER, RELEASE OR EXHAUSTION OF ANY SUCH REMEDIES. NO EXPRESS OR IMPLIED WAIVER BY KCL OF ANY EVENT OF DEFAULT SHALL CONSTITUTE A WAIVER OF ANY OTHER EVENT OF DEFAULT OR A WAIVER OF ANY OF KCL'S RIGHTS UPON THE REOCCURRENCE OF ANY SUCH EVENT OF DEFAULT.

                  (c) The Borrower hereby authorizes KCL, upon the occurrence and during the continuation of any Event of Default hereunder, at KCL's option to adjust, compromise and settle any losses under any insurance afforded, and the Borrower does hereby irrevocably constitute KCL and each of its designees, as its attorneys-in-fact, with full power and authority, upon the occurrence and during the continuation of any Event of Default hereunder, to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Vessel or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance; but unless or until KCL elects to adjust, compromise or settle losses as aforesaid, such insurance proceeds shall be subject to the lien and security interest of KCL hereunder.

                  (d) Upon the occurrence, and during the continuance, of an Event of Default hereunder, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by KCL in cash or its equivalent, will be applied first to costs of collection and, thereafter, in reduction of the Secured Obligations in such order and manner as KCL may direct in its sole discretion, and the Borrower irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that KCL shall have the continuing and exclusive right to apply any and all such payments and proceeds in KCL's sole discretion, notwithstanding any entry to the contrary upon any of its books and records. The Borrower shall remain liable to KCL for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Borrower or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

                  (e) To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other person, then KCL also shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of an Event of Default hereunder, and KCL shall have the right, in its sole discretion, to determine which rights, liens, security interests or remedies KCL shall at any time pursue, relinquish, subordinate or modify, without in any way affecting the Secured Obligations or any of KCL's rights under this Agreement.

         19. NOTICES. All notices and other communications hereunder shall be in writing and shall be transmitted by hand, overnight courier or certified mail (return receipt requested), postage prepaid. Such notices and other communications shall be addressed to the respective party at the address set forth above or at such other address as any party may from time to time designate by notice duly given in accordance with this Section. All such notices and other communications shall be deemed to have been duly given if delivered by hand, overnight courier or if sent by certified mail, return receipt requested, to the party to whom such notice is intended to be given, and shall be effective upon receipt.

         20. GENERAL INDEMNIFICATION. Borrower shall pay, and shall indemnify and hold KCL and its directors, officers, employees, counsel, agents and advisors harmless on an after-tax basis from and against, any and all liabilities, causes of action, claims, suits, penalties, damages, losses, costs or expenses

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                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

(including attorneys' fees), obligations, liabilities, demands and judgments, and Liens, of any nature whatsoever (collectively, a "Liability") arising out of or in any way related to: (a) the Loan Documents (b) a failure to comply fully with Applicable Law and (c) Borrower's failure to perform any covenant, or breach of any representation or warranty under the Loan Documents; provided, that the foregoing indemnity shall not extend to the Liabilities to the extent resulting solely from the gross negligence or willful misconduct of KCL. Borrower shall promptly deliver to KCL (i) copies of any documents received from the United States Coast Guard or health agency concerning the Vessel or its operation and (ii) copies of any documents submitted by Borrower or any of its subsidiaries to the United States Coast Guard or health agency concerning the Vessel or its operation. Borrower further agrees to indemnify KCL against and hold it harmless from all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments or other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of the Loan Documents.

         21. SEVERABILITY; CAPTIONS. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law. If, however, any provision of this Agreement or any of the Loan Documents shall be prohibited or unenforceable in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law, or if for any reason it is not deemed so modified, it shall be ineffective only to the extent of such prohibition or unenforceability without affecting the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. Captions are intended for convenience of reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof.

         22. FINANCIAL AND OTHER DATA. During the Term hereof, Borrower shall furnish KCL, as soon as available and in any event within 120 days after the last day of each fiscal year, financial statements of Guarantor (on a consolidated basis), in each case compiled, reviewed or audited by an independent certified public accountant of national standing. Borrower shall also furnish such other financial reports, information or data (including federal and state income tax returns and quarterly or interim financial statements compiled or reviewed by an independent certified public accountant of national standing if required by KCL) as KCL may reasonably request from time to time.

         23. FINANCIAL COVENANTS. On a continuing basis, from the date of this Agreement until the date on which Borrower's obligations hereunder are fully paid and performed, Borrower shall cause Guarantor to comply with the following financial covenants:

                  (a) TANGIBLE NET WORTH: its Tangible Net Worth shall not be less than $20,000,000 as of September 30, 1998, $25,000,000 as of September 30, 1999 and thereafter, as measured on a quarterly basis.

                  (b) LEVERAGE RATIO: its Leverage Ratio shall not exceed 2.35 to 1.00, as of September 30,1998, 1.60 to 1.00 as of September 30, 1999 and thereafter, as measured on a quarterly basis.

                  (c) DEBT SERVICE COVERAGE RATIO: its Debt Service Coverage Ratio shall not be less than 1.50 to 1.00, at September 30, 1998, and 2.00 to
1.00 at September 30, 1999 and thereafter, as measured on a quarterly basis.

                  (d) Neither Guarantor nor Borrower shall borrow any money or directly or indirectly, create, incur, assume, guarantee or otherwise become or remain liable with respect to any indebtedness for borrowed money or advances in excess of $1,000,000 without the prior written consent

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                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

of KCL, other than (1) Borrower's or Guarantor's obligations to KCL and its affiliates, (2) any indebtedness of Borrower and Guarantor existing on the date hereof and not required by KCL to be repaid as a condition to the funding of this Loan, and (3) secured and unsecured debt not to exceed an aggregate principal amount of $25,000,000, where such debt is not secured by the Vessel.

                  (e) Any request by the Borrower or Guarantor to KCL for consent to exceed the $1,000,000 debt restriction described in (d) above, shall be in writing and delivered to KCL by certified mail, return receipt requested, addressed to the attention of David M. Churchill, Senior Lender, KCL shall respond to the request of the Borrower or Guarantor within five (5) business days and shall not withhold consent to such request provided the Borrower and Guarantor are in compliance with all loan terms and conditions. KCL's consent or denial shall be conveyed to the Borrower or Guarantor in writing.

         24. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants that: (a) Borrower is a corporation duly organized and validly existing in good standing under the laws of the state and country of its incorporation;
(b) the execution, delivery and performance of this Agreement and all related instruments and documents: (1) have been duly authorized by all necessary corporate action on the part of Borrower, (2) do not require the approval of any stockholder, partner, trustee, or holder of any obligations of Borrower except such as have been duly obtained, and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Borrower, or the charter or by-laws of Borrower, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Borrower under, any indenture, mortgage, contract or other agreement to which Borrower is a party or by which it or its property is bound; (c) the Loan Documents, when entered into, will constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with the terms thereof, (d) there are no pending actions or proceedings to which Borrower is a party, and there are no other pending or threatened actions or proceedings of which Borrower has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would have a Material Adverse Effect on the financial condition of Borrower or Guarantor, taken as a whole, or the ability of Borrower to perform its obligations under the Loan Documents; (e) Borrower is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any installments under any lease agreement which, either individually or in the aggregate, would have the same such effect, (f) [reserved]; (g) the financial statements of Guarantor on a consolidated basis (copies of which have been furnished to KCL) have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"), and fairly present Guarantor's financial condition and the results of its operations on a consolidated basis as of the date of and for the period covered by such statements, and since the date of such statements there has been no Material Adverse Effect, (h) [reserved], (i) Borrower does not conduct business under a trade, assumed or fictitious name; this Agreement creates a valid first priority security interest in the Vessel securing payment and performance of the Secured Obligations and all filings and other action necessary to perfect such security interest have been taken or shall be promptly taken; (k) Borrower has filed or has caused to have been filed all federal, state and local tax returns which, to the knowledge of Borrower, are required to be filed, and has paid or caused to have been paid all taxes as shown on such returns or on any assessment received by it, to the extent that such taxes have become due, unless and to the extent only that such taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by Borrower and adequate reserves therefor have been established as required under GAAP and, to the extent Borrower believes it advisable to do so, Borrower has set up reserves which are believed by Borrower to be adequate for the payment of additional taxes for years which have not been audited by the respective tax authorities;
(1) [reserved]; and (m) Borrower has conducted a comprehensive review and assessment of the Borrower's computer applications and made inquiry of the Borrower's key suppliers, vendors and customers with respect to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and based on that review and inquiry, the Borrower

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                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

does not believe the year 2000 problem will result in a Material Adverse Effect,
(n) Borrower is not in violation of any Applicable Law, the violation of which would have a Material Adverse Effect, and Borrower has obtained any and all licenses, permits, franchises or other governmental authorizations necessary for the ownership of its properties and the conduct of its business; (o) Borrower shall assure that not less than seventy-five percent (75%) of the outstanding principal balance of the Note shall, at all times, be subject to an interest rate swap agreement or other interest rate fluctuation protection program, in either case, reasonably acceptable to KCL; and (p) none of the proceeds of the loan made by KCL will be used, directly or indirectly, by Borrower for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

         25. UCC FILINGS. BORROWER SHALL EXECUTE AND DELIVER TO KCL CONCURRENTLY WITH THE EXECUTION OF THIS AGREEMENT, AND AT ANY TIME FROM TIME TO TIME THEREAFTER, ALL FINANCING STATEMENTS, AMENDMENTS TO FINANCING STATEMENTS, CHATTEL MORTGAGES, ASSIGNMENTS, AND ALL OTHER INSTRUMENTS, IN FORM SATISFACTORY TO KCL, AND TAKE ALL OTHER ACTION AS KCL MAY REASONABLY REQUIRE, TO PERFECT AND CONTINUE PERFECTED, MAINTAIN THE PRIORITY OF OR PROVIDE NOTICE OF KCL'S SECURITY IN THE COLLATERAL. BORROWER HEREBY APPOINTS KCL, OR ITS ASSIGNEE, AND ANY OF KCL'S OR ASSIGNEE'S OFFICERS OR EMPLOYEES AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF BORROWER ALL UCC FINANCING STATEMENTS WHICH IN KCUS SOLE DISCRETION ARE NECESSARY OR PROPER TO SECURE KCL'S INTEREST IN THE COLLATERAL IN ALL APPLICABLE JURISDICTIONS. Borrower hereby ratifies, to the extent permitted by law, all that KCL shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph. The Borrower further covenants and agrees that it will not change its legal name, be a party to a merger, consolidation or other change in structure (in which it is not the surviving entity) or use a trade name in its business without at least 30 days' prior written notice to KCL; and shall execute and deliver to KCL (to be filed at Borrower's expense) all UCC statements as may be required by KCL in connection with such event.

         26. MISCELLANEOUS. Time is of the essence with respect to this Agreement. ANY FAILURE OF KCL TO REQUIRE STRICT PERFORMANCE BY BORROWER OR ANY WAIVER BY KCL OF ANY PROVISION HEREIN SHALL NOT BE CONSTRUED AS A CONSENT OR WAIVER OF ANY PROVISION OF THIS AGREEMENT. None of the Loan Documents may be amended except by a writing signed by KCL and Borrower. This Agreement will be binding upon KCL only if executed by a duly authorized officer or representative of KCL at KCL's principal place of business as set forth above. This Agreement and all other Loan Documents shall be executed on Borrower's behalf by Authorized Signers of Borrower. The Borrower hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Secured Obligations, and all other notices and demands whatsoever (except as expressly provided herein). THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE

                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         27. JURY TRIAL WAIVER. KCL AND BORROWER HEREBY EACH WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION OR PROCEEDING TO WHICH KCL OR BORROWER MAY BE PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY, OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY KCL AND THE BORROWER WHO EACH ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         28. MORE THAN ONE BORROWER. If more than one person or entity executes this Agreement, each of the other Loan Documents, and all addenda or other documents executed in connection herewith or therewith, as "Borrower," the obligations of "Borrower" contained herein and therein shall be deemed joint and several and all references to "Borrower" shall apply both individually and jointly.

         29. ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, collectively constitute the entire understanding or agreement between KCL and Borrower with respect to the financing of the Vessel, and there is no understanding or agreement, oral or written, which is not set forth herein or therein. This Agreement shall not be modified except by the written agreement of KCL and Borrower.

         30. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         31. JURISDICTION/ACTIONS AND PROCEEDINGS. The provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Any legal action or proceeding against Borrower with respect to this Agreement may be brought in such of the courts of competent jurisdiction of the State of New York in the City of Albany or in the United States District Court for the Northern District of New York, as KCL or its successors and assigns may elect, and by execution and delivery of this Agreement, Borrower irrevocably submits to the nonexclusive jurisdiction of such courts, and to appellate courts therefrom, and, in the case of any such legal action or proceeding brought in the above-named New York courts, Borrower hereby irrevocably consents to the services of process by the mailing of copies thereof by registered mail, postage prepaid, to Borrower at its address as provided on the first page hereof, or by any other means permitted by Applicable Law. If it becomes necessary for the purpose of service of process out of any such courts, Borrower shall take all such action as may be required to authorize a special agent to receive, for and on behalf of it, service of process in any such legal action or proceeding, and shall take all such action as may be necessary to continue said appointment in full force and effect so that Borrower will at all times

                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

have an agent for service of process for the above purposes in New York, New York. To the extent permitted by Applicable Law, a final, unappealable judgment (a certified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of Borrower to KCL) against Borrower in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on an unsatisfied judgment. To the extent that Borrower has or hereafter may acquire any immunity from jurisdiction of any of the above-named courts or from any Panama court or from any legal process therein, Borrower hereby irrevocably waives such immunity, and Borrower hereby irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, in any legal action or proceeding brought hereunder in any of the above-named courts or in any Panama court: (i) the defense of sovereign immunity; (ii) any claim that it is not personally subject to the jurisdiction of the above-named courts or any Panama court by reason of sovereign immunity or otherwise; (iii) that it or any of its property is immune from the above-described legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise); (iv) that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Agreement or any other document evidencing the Loan may not be enforced in or by such courts; or (v) any defense that would hinder or delay the levy, execution or collection of any amount to which any party hereto is entitled pursuant to a final, unappealable judgment of any court having jurisdiction. Nothing in these provisions shall limit any right of KCL to bring actions, suits or proceedings in the courts of any other jurisdiction.

                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

         IN WITNESS WHEREOF, Borrower and Lender have executed this Security Agreement the date first above written.

LENDER                                        BORROWER:

KEYCORP LEASING, A DIVISION OF KEY            AZURE INVESTMENTS, INC.
CORPORATE CAPITAL, INC.


By:   /s/ Kelly Reale                      By:    /s/ Frederick A. Mayer
      -------------------------------            -----------------------------
      Name:     Kelly Reale                       Name:     Frederick A. Mayer
      Title:    Assistant Team Leader             Title:    Attorney-in-fact

STATE OF NEW YORK          )
                           ) ss.
COUNTY OF NEW YORK         )

         On this 4th day of December, 1998, before me, a Notary Public in and for the State of New York, personally appeared Frederick A. Mayer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that s/he was authorized to execute the instrument, and acknowledged it as the Attorney-in-fact of AZURE INVESTMENTS, INC., a Panama corporation, to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                          /s/ Leslie Majer
                          -----------------------------------------------
                          NOTARY PUBLIC in and for the State of New York,
                          My appointment expires       October 31, 1999
                          Print Name     Leslie Majer

STATE OF NEW YORK          )
                           )  ss:
COUNTY OF NEW YORK         )

         On this 4th day of December, 1998, before me, a Notary Public in and for the State of New York, personally appeared Kelly Reale, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that s/he was authorized to execute the instrument, and acknowledged it as the Assistant Team Leader of KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC., to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                          /s/ Leslie Majer
                          -----------------------------------------------
                          NOTARY PUBLIC in and for the State of New York,
                          My appointment expires       October 31, 1999
                          Print Name     Leslie Majer


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

                               COLLATERAL SCHEDULE
                                   Schedule 1
--------------------------------------------------------------------------------
                           DESCRIPTION OF COLLATERAL.

FLAG OF VESSEL:                    Republic of Panama

VESSEL DESCRIPTION

Marine Vessel described as:

           NAME                    UNIVERSE EXPLORE

LENGTH                             173.74 meters
BREADTH                            25.60 meters
DEPTH                              33.94 meters
GROSS TONS                         Approximately 22,162
NET TONS                           Approximately (6,648)
NUMBER OF ENGINES                  TWO
BUILDER                            INGALS SHIPBUILDING CORPORATION (1958)
REGISTRATION NUMBER                14064-84-G
RADIO CALL LETTERS                 3FMF2

         and all equipment attached to the Vessel, parts, spare parts, furnishings, supplies, fixtures, and replacements and proceeds thereof, and all proceeds of the foregoing, except such items owned by Space Charterer.

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